Prospectus Supplement

January 25, 2007

The Universal Institutional Funds, Inc.

Supplement dated January 25, 2007 to The Universal Institutional Funds, Inc. Prospectus dated May 1, 2006 of:

Global Franchise Portfolio (“Class II”)

The following paragraph is hereby added to the section of the Prospectus entitled “Risks”:

The risks of investing in the Portfolio may be intensified because the Portfolio is non-diversified, which means that it may invest in securities of a limited number of issuers. As a result, the performance of a particular investment or a small group of investments may affect the Portfolio’s performance more than if the Portfolio were diversified.

Please retain this supplement for future reference.

UIFGFPROII

Prospectus Supplement

January 25, 2007

The Universal Institutional Funds, Inc.

Supplement dated

January 25, 2007 to

The Universal Institutional

Funds, Inc. Prospectus

dated May 1, 2006 of:

International Magnum Portfolio (Class I)

The first and second paragraphs of the section of the Prospectus titled “Fund Management – Portfolio Management” are hereby deleted and replaced with the following:

The Portfolio’s assets are managed within the International Magnum team and the individual Investment Teams. The teams consist of portfolio managers and analysts. Francine J. Bovich, a Managing Director of the Adviser, is the member of the International Magnum team who is primarily responsible for the day-to-day management of the Portfolio. Ms. Bovich has been associated with the Adviser in an investment management capacity since April 1993 and has been a member of the team managing the Portfolio since January 1997.

Members of the Investment Teams primarily responsible for individual security selection for the Portfolio include Johannes B. van den Berg, a Managing Director of the Adviser, David Sugimoto, an Executive Director of the Adviser, Kunihiko Sugio, a Managing Director of MSAITM, James Cheng, a Managing Director of MSIM Company, and Matthew Leeman, a Managing Director of the Sub-Adviser.

Mr. van den Berg has been associated with the Adviser in an investment management capacity since July 2005 and has been a member of the team managing the Portfolio since February 2006. Prior to joining the Adviser, Mr. van den Berg was Head of International Equities at 1838 Advisors. Mr. Sugimoto has been associated with the Adviser in an investment management capacity since July 2005 and has been a member of the team managing the Portfolio since February 2006. Prior to joining the Adviser, Mr. Sugimoto was a Director and portfolio manager at 1838 Advisors. Mr. Sugio has been associated with MSAITM in an investment management capacity since December 1993 and has been a member of the team managing the Portfolio since February 2006. Mr. Cheng has been associated with MSIM Company in an investment management capacity and has been a member of the team managing the Portfolio since August 2006. Prior to joining MSIM Company, Mr. Cheng worked in an investment management capacity at Invesco Asia Limited, Asia Strategic Investment Management Limited and Munich Re Asia Capital Management Limited. Mr. Leeman has been associated with the Sub-Adviser in an investment management capacity and has been a member of the team managing the Portfolio since December 2006. Prior to December 2006, Mr. Leeman was Co-Head of European Equities at Société Générale Asset Management and prior to November 2002, Mr. Leeman was a portfolio manager at Lombard Odier Darier Hentsch.

Please retain this supplement for future reference.

UIFIMPISPT1 1/07

Statement of Additional Information Supplement

January 25, 2007

The Universal Institutional Funds, Inc.

Supplement dated January 25, 2007 to The Universal Institutional Funds, Inc. Statement of Additional Information dated May 1, 2006

The first sentence of the fifth paragraph on page two is hereby deleted and replaced with the following:

The Emerging Markets Debt, Global Franchise, Global Real Estate, International Fixed Income and U.S. Real Estate Portfolios are each “non-diversified” and, as such, such Portfolios’ investments are not required to meet certain diversification requirements under federal securities law.

In addition, fundamental limitation number 4 is hereby deleted and replaced with the following:

(4)	except with respect to the International Fixed Income, Emerging Markets Debt, Global Franchise, Global Real Estate and U.S. Real Estate Portfolios (i) purchase more than 10% of any class of the outstanding voting securities of any issuer and (ii) purchase securities of an issuer (except obligations of the U.S. Government and its agencies and instrumentalities) if as a result, with respect to 75% of its total assets, more than 5% of the Portfolio’s total assets, at market value, would be invested in the securities of such issuer;

With respect to the International Magnum Portfolio, the first and second paragraphs in the section of the Statement of Additional Information entitled “Management of the Fund—Portfolio Managers—Portfolio Manager Compensation Structure—International Magnum Portfolio” are hereby deleted and replaced with the following:

Other Accounts Managed by the Portfolio Managers. As of December 31, 2005, Francine J. Bovich managed four mutual funds with a total of approximately $653.1 million in assets; one pooled investment vehicle other than mutual funds with a total of approximately $160 million in assets; and 36 other accounts with a total of approximately $4.3 billion in assets. Of these other accounts, one account with a total of approximately $216.2 million in assets had a performance based fee. Johannes B. van den Berg managed two mutual funds with a total of approximately $28.2 million in assets; no pooled investment vehicles; and two other accounts with a total of approximately $7.6 million in assets. David Sugimoto managed two mutual funds with a total of approximately $28.2 million in assets; no pooled investment vehicles; and two other accounts with a total of approximately $7.6 million in assets. Kunihiko Sugio managed three mutual funds with a total of approximately $721.6 million in assets; four pooled investment vehicles other than mutual funds with a total of approximately $762.8 million in assets; and 12 other accounts with a total of approximately $3.6 billion in assets. As of August 28, 2006, James Cheng managed six mutual funds with a total of approximately $3.9 billion in assets; no pooled investment vehicles; and no other accounts. As of December 31, 2006, Matthew Leeman managed four mutual funds with a total of approximately $915.7 million in assets; six pooled investment vehicles other than mutual funds with a total of approximately $627 million in assets; and two other accounts with a total of approximately $147.1 million in assets.

Securities Ownership of Portfolio Managers. As of December 31, 2005, Francine J. Bovich, Johannes B. van den Berg, David Sugimoto and Kunihiko Sugio did not own any securities in the Portfolio. As of August 15, 2006, James Cheng did not own any securities in the Portfolio. As of December 31, 2006, Matthew Leeman did not own any securities in the Portfolio.

Please retain this supplement for future reference.